                                                                     EXHIBIT 4.1


                       8.35% NONCUMULATIVE MONTHLY INCOME
                           PREFERRED STOCK, SERIES B
                           PAR VALUE $1.00 PER SHARE

                                             SHARES

    DORAL FINANCIAL CORPORATION
INCORPORATED UNDER THE LAWS OF THE
    COMMONWEALTH OF PUERTO RICO
                                             CUSIP 25811P 30 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF 8.35% NONCUMULATIVE MONTHLY INCOME PREFERRED STOCK, SERIES B, OF THE PAR VALUE OF $1 EACH OF DORAL FINANCIAL CORPORATION, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned are registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Doral Financial Seal]

/s/ Richard T. Bonnini                       /s/ Zoila Levis
    ------------------------------------         ------------------------------
    Secretary                                    President

COUNTERSIGNED AND REGISTERED:
  ChaseMellon Shareholder Services, L.L.C.

TRANSFER AGENT AND REGISTRAR

By:
   -------------------------------------
           AUTHORIZED SIGNATURE

                          DORAL FINANCIAL CORPORATION

         The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common                         UNIF GIFT MIN ACT -            , Custodian
TEN ENT           - as tenants by the entireties                                    ------------            -----------
JT TEN            - as joint tenants with right of survivorship                       (Cust)                 (Minor)
                    and not as tenants in common                                     Under Uniform Gifts to Minors
                                                                                     Acct
                                                                                          -----------------------------
                                                                                                   (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   ---------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Please print or typewrite name and address, including postal zip code of assignee.

-------------------------------------------------------------------------------

                                                                        Shares
-----------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney,
----------------------------------------------------------------------
to transfer said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ------------------------
                                             ----------------------------------